EXHIBIT 24.1


                        POWER OF ATTORNEYS AND SIGNATURES

         We, the undersigned officers and directors of Qwest Communications International Inc. (the "Company"), hereby severally constitute and appoint Joseph P. Nacchio and Robert S. Woodruff, and each of them singly, our true and lawful attorneys, with full power to them and each of them singly, to sign for us in our names in the capacities indicated below, a Registration Statement on a Form S-3 in connection with the transaction with relating to EUnet International Limited and all pre-effective and post-effective amendments to such Registration Statement and any abbreviated Registration Statement in connection with such Registration Statement pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and generally to do all things in our names and on our behalf in such capacities to enable the Company to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission.

         This power of attorney may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same document.

/s/ PHILIP F. ANSCHUTZ                         /s/ H. BRIAN THOMPSON
---------------------------------              ---------------------------------
    Philip F. Anschutz                             H. Brian Thompson

/s/ JOSEPH P. NACCHIO                          /s/ ROBERT S. WOODRUFF
---------------------------------              ---------------------------------
    Joseph P. Nacchio                              Robert S. Woodruff

/s/ JORDAN L. HAINES                           /s/ CANNON Y. HARVEY
---------------------------------              ---------------------------------
    Jordan L. Haines                               Cannon Y. Harvey

/s/ DOUGLAS M. KARP                            /s/ VINOD KHOSLA
---------------------------------              ---------------------------------
    Douglas M. Karp                                Vinod Khosla

/s/ RICHARD T. LIEBHABER                       /s/ DOUGLAS L. POLSON
---------------------------------              ---------------------------------
    Richard T. Liebhaber                           Douglas L. Polson

/s/ CRAIG D. SLATER                            /s/ W. THOMAS STEPHENS
---------------------------------              ---------------------------------
    Craig D. Slater                                W. Thomas Stephens

/s/ ROY A. WILKENS
---------------------------------
    Roy A. Wilkens



Dated: July 6, 1998